Exhibit 99.1

Net Lease Office Properties
Supplemental Financial Information
Second Quarter 2026

Terms and Definitions

As used in this supplemental package, the terms “Net Lease Office Properties,” “NLOP,” “we,” “us” and “our” include Net Lease Office Properties, its consolidated subsidiaries and its predecessors, unless otherwise indicated. Other terms and definitions are as follows:

REIT	Real estate investment trust
WPC	W. P. Carey Inc., a net-lease REIT (also our “Advisor”)
ABR	Contractual minimum annualized base rent
NAREIT	National Association of Real Estate Investment Trusts (an industry trade group)
WALT	Weighted-average lease term
CPI	Consumer price index

Important Note Regarding Non-GAAP Financial Measures

This supplemental package includes certain “non-GAAP” supplemental measures that are not defined by generally accepted accounting principles (“GAAP”), including funds from operations (“FFO”); adjusted funds from operations (“AFFO”); pro rata cash net operating income (“pro rata cash NOI”); and normalized pro rata cash NOI. FFO is a non-GAAP measure defined by NAREIT. Reconciliations of these non-GAAP financial measures to their most directly comparable GAAP measures are provided within this supplemental package. In addition, refer to the Disclosures Regarding Non-GAAP and Other Metrics section in the Appendix for a description of these non-GAAP financial measures and other metrics.

Amounts may not sum to totals due to rounding.

Net Lease Office Properties
Supplemental Information – Second Quarter 2026

Net Lease Office Properties
Second Quarter 2026

Summary Metrics
As of or for the three months ended June 30, 2026.

Financial Results
Revenues, including reimbursable costs – consolidated ($000s)	$6,358
Net loss attributable to NLOP ($000s)	(6,194)
Net loss attributable to NLOP per diluted share	(0.42)
Normalized pro rata cash NOI ($000s) (a) (b)	5,730
AFFO attributable to NLOP ($000s) (a) (b)	3,254
AFFO attributable to NLOP per diluted share (a) (b)	0.22

Special cash distributions declared, gross distributions – current quarter (in thousands)	$—
Special cash distributions declared per share – current quarter	—

Total cumulative distributions declared, gross distributions (in thousands)	$336,066
Total cumulative distributions declared per share	22.69

Balance Sheet and Capitalization
Equity market capitalization – based on quarter end share price of $11.13 ($000s)	$164,881

Total consolidated debt ($000s)	21,900
Gross assets ($000s) (c)	265,963
Total consolidated debt to gross assets	8.2%

Advisory Fees and Reimbursements Paid to WPC
Asset management fees (d)	$394
Administrative reimbursements (e)	1,000

Portfolio (Pro Rata) (b)
ABR (in thousands) (f)	$24,763
Number of properties	18
Number of tenants	10
Occupancy	68.4%
Weighted-average lease term (in years)	2.7
Leasable square footage (in thousands)	1,875
ABR from investment grade tenants as a % of total ABR (g)	50.3%

Dispositions – number of properties sold	—
Dispositions – gross proceeds (in thousands)	$—

Total cumulative dispositions – number of properties sold	41
Total cumulative dispositions – gross proceeds (in thousands)	$812,505
________
(a)Normalized pro rata cash NOI and AFFO are non-GAAP measures. See the Disclosures Regarding Non-GAAP and Other Metrics section in the Appendix for a description of our non-GAAP measures and for details on how certain non-GAAP measures are calculated.
(b)Presented on a pro rata basis. See the Disclosures Regarding Non-GAAP and Other Metrics section in the Appendix for a description of pro rata.
(c)Gross assets represent consolidated total assets before accumulated depreciation on buildings and improvements. Gross assets are net of accumulated amortization on in-place lease intangible assets of $30.9 million and above-market rent intangible assets of $4.3 million.
(d)Pursuant to certain advisory agreements, our Advisor provides us with strategic management services, including asset management, property disposition support, and various related services. We pay our Advisor an asset management fee that was initially set at an annual amount of $7.5 million and is being proportionately reduced following the disposition of each portfolio property.
(e)Pursuant to certain advisory agreements, we will reimburse our Advisor a base administrative amount of approximately $4.0 million annually, for certain administrative services, including day-to-day management services, investor relations, accounting, tax, legal, and other administrative matters. In May 2026, a reduction in the base administrative reimbursement to our Advisor was agreed upon and approved by our Board of Trustees; effective July 1, 2026, the reimbursement is $2.0 million annually instead of $4.0 million annually.
(f)See the Disclosures Regarding Non-GAAP and Other Metrics section in the Appendix for a description of ABR.
(g)Percentage of portfolio is based on ABR, as of June 30, 2026. Includes tenants or guarantors with investment grade ratings (42.8%) and subsidiaries of non-guarantor parent companies with investment grade ratings (7.5%). Investment grade refers to an entity with a rating of BBB- or higher from Standard & Poor’s Ratings Services or Baa3 or higher from Moody’s Investors Service. See the Disclosures Regarding Non-GAAP and Other Metrics section in the Appendix for a description of ABR.

Net Lease Office Properties | 1

Net Lease Office Properties
Second Quarter 2026

Components of Net Asset Value
In thousands.

Three Months Ended June 30, 2026
Normalized Pro Rata Cash NOI (a) (b)	$5,730

Balance Sheet – Selected Information	As of June 30, 2026
Assets
Book value of select real estate (c)	$19,144
Cash and cash equivalents	23,663
Other assets, net:
Restricted cash, including escrow	$3,652
Straight-line rent adjustments	3,005
Accounts receivable	1,313
Prepaid expenses	623
Deferred charges	458
Taxes receivable	132
Other	642
Total other assets, net	$9,825

Liabilities
Non-recourse mortgage (d)	$21,900
Accounts payable, accrued expenses and other liabilities:
Accounts payable and accrued expenses	$1,855
Prepaid and deferred rents	1,294
Accrued taxes payable	522
Tenant security deposits	434
Other	5,863
Total accounts payable, accrued expenses and other liabilities	$9,968
________
(a)Normalized pro rata cash NOI is a non-GAAP measure. See the Disclosures Regarding Non-GAAP and Other Metrics section in the Appendix for a description of our non-GAAP measures and for details on how they are calculated.
(b)Presented on a pro rata basis. See the Disclosures Regarding Non-GAAP and Other Metrics section in the Appendix for a description of pro rata.
(c)Represents the value of real estate appropriately not captured in normalized pro rata cash NOI, such as vacant assets.
(d)This non-recourse mortgage loan, which has a maturity date of July 6, 2026, has not been repaid as of the date of this report, as described in the Property List section.

Net Lease Office Properties | 2

Net Lease Office Properties
Second Quarter 2026

Consolidated Statement of Operations
In thousands, except share and per share amounts.

Three Months Ended June 30, 2026
Revenues
Lease revenues	$6,358
6,358
Operating Expenses
Impairment charges — real estate	7,093
Depreciation and amortization	2,741
General and administrative (a)	1,892
Property expenses, excluding reimbursable tenant costs	488
Asset management fees (b)	394
Reimbursable tenant costs	207
12,815
Other Income and Expenses
Gain on sale of real estate, net	531
Interest expense	(390)
Other gains and (losses)	189
330
Loss before income taxes	(6,127)
Provision for income taxes	(23)
Net Loss	(6,150)
Net income attributable to noncontrolling interests	(44)
Net Loss Attributable to NLOP	$(6,194)

Basic and Diluted Loss Per Share	$(0.42)
Weighted-Average Shares Outstanding
Basic and Diluted	14,814,075
________
(a)Includes $1.0 million of administrative reimbursements to our Advisor.
(b)Amount comprises fees paid to Advisor for strategic management services, including asset management, property disposition support, and various related services.

Net Lease Office Properties | 3

Net Lease Office Properties
Second Quarter 2026

FFO and AFFO, Consolidated
In thousands, except share and per share amounts.

Three Months Ended June 30, 2026
Net loss attributable to NLOP	$(6,194)
Adjustments:
Impairment charges — real estate	7,093
Depreciation and amortization of real property	2,741
Gain on sale of real estate, net	(531)
Proportionate share of adjustments for noncontrolling interests (a)	(51)
Total adjustments	9,252
FFO (as defined by NAREIT) Attributable to NLOP (b)	3,058
Adjustments:
Straight-line and other leasing and financing adjustments	153
Other (gains) and losses	29
Other amortization and non-cash items	28
Above- and below-market rent intangible lease amortization, net	(1)
Proportionate share of adjustments for noncontrolling interests (a)	(13)
Total adjustments	196
AFFO Attributable to NLOP (b)	$3,254

Summary
FFO (as defined by NAREIT) attributable to NLOP (b)	$3,058
FFO (as defined by NAREIT) attributable to NLOP per diluted share (b)	$0.21
AFFO attributable to NLOP (b)	$3,254
AFFO attributable to NLOP per diluted share (b)	$0.22
Diluted weighted-average shares outstanding	14,814,075
________
(a)Adjustments disclosed elsewhere in this reconciliation are on a consolidated basis. This adjustment reflects our FFO or AFFO on a pro rata basis.
(b)FFO and AFFO are non-GAAP measures. See the Disclosures Regarding Non-GAAP and Other Metrics section in the Appendix for a description of our non-GAAP measures.

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Net Lease Office Properties
Second Quarter 2026

Consolidated Balance Sheets
In thousands, except share and per share amounts.

	June 30, 2026	December 31, 2025
Assets
Investments in real estate:
Land, buildings and improvements	$220,222	$218,799
Net investments in finance leases	—	41,878
In-place lease intangible assets and other	40,158	45,160
Above-market rent intangible assets	7,314	10,760
Investments in real estate	267,694	316,597
Accumulated depreciation and amortization	(100,279)	(102,926)
Assets held for sale, net	—	96,269
Net investments in real estate	167,415	309,940
Cash and cash equivalents	23,663	119,621
Other assets, net	9,825	23,810
Total assets	$200,903	$453,371

Liabilities and Equity
Non-recourse mortgage	$21,900	$21,900
Accounts payable, accrued expenses and other liabilities	9,968	56,104
Below-market rent intangible liabilities, net	1,307	1,990
Dividends payable	—	75,552
Total liabilities	33,175	155,546

Preferred stock, $0.001 par value, 5,000,000 shares authorized; none issued	—	—
Common stock, $0.001 par value, 45,000,000 shares authorized; 14,814,075 shares issued and outstanding	15	15
Additional paid-in capital	855,813	855,813
Distributions in excess of accumulated earnings	(691,995)	(561,917)
Total shareholders' equity	163,833	293,911
Noncontrolling interests	3,895	3,914
Total equity	167,728	297,825
Total liabilities and equity	$200,903	$453,371

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Net Lease Office Properties
Second Quarter 2026

Capitalization and Debt Overview

Capitalization
In thousands, except share and per share amounts. As of June 30, 2026.

Total Enterprise Value	Shares	Share Price	Market Value
Equity
Common equity	14,814,075	$11.13	$164,881
Total Equity Market Capitalization			164,881

			Outstanding Balance
Debt
Non-recourse mortgage			21,900
Total Debt			21,900
Less: Cash and cash equivalents			(23,663)
Net Debt			(1,763)

Total Enterprise Value			$163,118

Debt Overview
Dollars in thousands. Pro rata. As of June 30, 2026.

	Maturity Date	Fixed / Floating	Interest Rate	Total Outstanding Balance
Mortgage (Tenant Listed)
Intuit (a)	7/6/2026	Fixed	7.0%	$21,900
________
(a)This non-recourse mortgage loan was not repaid on its maturity date of July 6, 2026, and the lender has the right to commence foreclosure proceedings. As of the date of this report, the lender has not exercised such a right. This loan has accrued default interest at an annual rate of 5.0% since the original maturity date, in addition to the base interest rate of 7.0%.

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Net Lease Office Properties
Second Quarter 2026

Dispositions
Dollars in thousands. Pro rata.

Tenant	Property Location(s)	Gross Sale Price	ABR (a)	Closing Date	Gross Square Footage
4Q23
Raytheon	Tucson, AZ	$24,575	$1,978	Dec-23	143,650
Carhartt	Dearborn, MI	9,806	748	Dec-23	58,722
BCBSM	Eagan, MN	2,500	298	Dec-23	29,916
AVL	Plymouth, MI	6,200	575	Dec-23	70,000
4Q23 Total		43,081	3,599		302,288

1Q24
Undisclosed – UK insurance company (b)	Newport, United Kingdom	10,497	1,761	Jan-24	80,664
TotalEnergies (b)	Stavanger, Norway	33,072	5,185	Mar-24	275,725
1Q24 Total		43,569	6,946		356,389

2Q24
Exelon (c)	Warrenville, IL	19,830	2,935	Apr-24	146,745
Vacant (formerly AVT Technology Solutions) (c)	Tempe, AZ	13,160	—	Apr-24	132,070
FedEx	Collierville, TN	62,500	5,491	Apr-24	390,380
DMG MORI	Hoffman Estates, IL	35,984	2,458	Apr-24	104,598
BCBSM (2 properties)	Eagan, MN	60,700	4,663	Jun-24	347,472
2Q24 Total		192,174	15,547		1,121,265

3Q24
CVS Health	Scottsdale, AZ	71,500	4,252	Aug-24	354,888
Henniges Automotive (Xileh)	Auburn Hills, MI	9,000	711	Sep-24	55,490
3Q24 Total		80,500	4,963		410,378

4Q24
E.On (b)	Houghton le Spring, United Kingdom	3,924	3,819	Oct-24	217,339
Vacant (formerly BCBSM)	Eagan, MN	11,650	—	Nov-24	227,666
Merative	Hartland, WI	6,750	669	Dec-24	81,082
Charter Communications	Bridgeton, MO	7,350	820	Dec-24	78,080
CVS Caremark	Chandler, AZ	15,000	1,645	Dec-24	183,000
Cofinity / Aetna	Southfield, MI	2,500	1,833	Dec-24	94,453
4Q24 Total		47,174	8,786		881,620

Total 2023-2024 Dispositions		406,498	39,841		3,071,940

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Net Lease Office Properties
Second Quarter 2026

Dispositions (continued)
Dollars in thousands. Pro rata.

Tenant / Lease Guarantor	Property Location(s)	Gross Sale Price	ABR (a)	Closing Date	Gross Square Footage
1Q25
Emerson	Houston, TX	4,180	1,108	Mar-25	52,144
Nokia (b)	Krakow, Poland	5,595	779	Mar-25	53,400
1Q25 Total		9,775	1,887		105,544

2Q25
Vacant (formerly McKesson Corporation)	The Woodlands, TX	16,300	—	May-25	204,063
2Q25 Total		16,300	—		204,063

3Q25
JPMorgan Chase	Tampa, FL	25,180	3,053	Jul-25	176,150
Acosta	Jacksonville, FL	10,550	1,541	Aug-25	88,062
Siemens (b) (c)	Oslo, Norway	45,694	4,842	Sep-25	165,905
MISO	Eagan, MN	11,500	1,148	Sep-25	60,463
3Q25 Total		92,924	10,584		490,580

4Q25
Thermo Fisher Scientific	Morrisville, NC	33,000	4,063	Nov-25	219,812
Securitas	Plymouth, MN	5,654	1,218	Nov-25	182,250
JPMorgan Chase	Tampa, FL	13,650	1,934	Dec-25	135,733
Veritas	Roseville, MN	14,625	2,255	Dec-25	136,125
Vacant (formerly Master Lock)	Oak Creek, WI	2,576	—	Dec-25	120,883
Pioneer Credit Recovery	Moorestown, NJ	6,069	931	Dec-25	65,567
JPMorgan Chase	Fort Worth, TX	33,000	4,850	Dec-25	386,154
Northrop Grumman	Plymouth, MN	25,000	2,679	Dec-25	191,336
4Q25 Total		133,574	17,930		1,437,860

Total 2025 Dispositions		252,573	30,401		2,238,047

1Q26
Google	Venice, CA	39,600	3,108	Jan-26	67,681
KBR	Houston, TX	66,000	21,300	Jan-26	1,064,788
ICF	Martinsville, VA	3,880	1,830	Feb-26	93,333
S&ME	Raleigh, NC	8,743	545	Feb-26	31,120
Vacant (formerly Bankers Financial)	St. Petersburg, FL	22,500	—	Feb-26	167,581
North American Lighting	Farmington Hills, MI	12,711	1,084	Mar-26	75,286
1Q26 Total		153,434	27,867		1,499,789

2Q26 (N/A)

Total 2026 Dispositions		153,434	27,867		1,499,789

Total Dispositions		$812,505	$98,109		6,809,776
________
(a)ABR is pro forma for any agreed to and signed future rent restructurings.
(b)Amount reflects the applicable exchange rate on the date of the transaction.
(c)We transferred ownership of these properties and the related non-recourse mortgage loans to the respective mortgage lender or buyer (as applicable). Gross proceeds from these dispositions represent the mortgage principal outstanding on the respective dates of transfer.

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Net Lease Office Properties
Second Quarter 2026

Capital Expenditures and Leasing Activity
Capital Expenditures

Note: There were no capital expenditures during the second quarter of 2026.

Leasing Activity

Note: There was no leasing activity during the second quarter of 2026.

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Net Lease Office Properties
Second Quarter 2026

Tenant List
Dollars in thousands. Pro rata. As of June 30, 2026.

Tenant	State / Country	ABR	ABR %	Square Footage	Number of Properties	Weighted-Average Lease Term (Years)
Iowa Board of Regents	Iowa	$4,056	16.4%	191,700	1	4.3
Omnicom	California	3,961	16.0%	120,000	1	2.3
RRD	Illinois	3,461	14.0%	167,215	1	1.3
Intuit (a)	Texas	2,577	10.4%	166,033	1	—
Grande Communications (b)	Texas	2,407	9.7%	134,009	5	2.2
Cenlar FSB	Pennsylvania	2,158	8.7%	105,584	1	2.0
iHeart Communications	Texas	2,091	8.4%	120,147	1	8.6
Arbella Insurance	Massachusetts	1,850	7.5%	132,160	1	0.9
Safelite	New Mexico	1,555	6.3%	94,649	1	2.9
APCO	Georgia	647	2.6%	50,600	1	4.7
Total (c)		$24,763	100.0%	1,282,097	14	2.7
________
(a)This property is vacant as of the date of this filing.
(b)In July 2026, we entered into lease amendments with this tenant to (i) extend the leases at four of the five properties it occupies and (ii) terminate the lease early at the fifth property, as described in the Property List section.
(c)See the Disclosures Regarding Non-GAAP and Other Metrics section in the Appendix for a description of pro rata.

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Net Lease Office Properties
Second Quarter 2026

Lease Expirations
Dollars in thousands. Pro rata. As of June 30, 2026.

Year of Lease Expiration (a)	Number of Leases Expiring	Number of Tenants with Leases Expiring	ABR	ABR %	Square Footage	Square Footage %
Remaining 2026	1	1	$2,577	10.4%	166,033	8.9%
2027	2	2	5,311	21.5%	299,375	16.0%
2028	4	3	8,527	34.4%	359,593	19.2%
2029	1	1	1,555	6.3%	94,649	5.0%
2030	1	1	4,056	16.4%	191,700	10.2%
2031	1	1	646	2.6%	50,600	2.7%
2035	1	1	2,091	8.4%	120,147	6.4%
Vacant	—	—	—	—%	593,227	31.6%
Total (b)	11		$24,763	100.0%	1,875,324	100.0%

________
(a)Assumes tenants do not exercise any renewal options or purchase options.
(b)See the Disclosures Regarding Non-GAAP and Other Metrics section in the Appendix for a description of pro rata.

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Net Lease Office Properties
Second Quarter 2026

Property List
Dollars in thousands. Pro rata. As of June 30, 2026.

											Encumbered Status
#	Tenant	Industry	Credit (a)	City	State	Square Footage	ABR	Rent Increase Type	Date of Next Increase	WALT (b)	In-Place Mortgage Debt
1	Iowa Board of Regents (c)	Government Related Services	IG	Coralville	Iowa	191,700	$4,056	CPI: 0.0% Floor / No Cap	N/A	4.3	$—
2	Omnicom	Advertising	IG	Playa Vista	California	120,000	$3,961	None	N/A	2.3	$—
3	RRD	Commercial Printing	Non-IG	Warrenville	Illinois	167,215	$3,461	Fixed: 2.00% annually	Sep-26	1.3	$—
4	Intuit (d) (e)	Internet Software & Services	IG	Plano	Texas	166,033	$2,577	Fixed: One-time $2.00/SF in '21	N/A	0.0	$21,900
5	Cenlar FSB	Regional Banks	Non-IG	Yardley	Pennsylvania	105,584	$2,158	Fixed: 2.50% annually	Jan-27	2.0	$—
6	iHeart Communications	Broadcasting	Non-IG	San Antonio	Texas	120,147	$2,091	Fixed: 2.00% annually	Feb-27	8.6	$—
7	Arbella Insurance	Property & Casualty Insurance	IG	Quincy	Massachusetts	132,160	$1,850	Fixed: One-time $1.00/SF in '22	N/A	0.9	$—
8	Safelite	Specialized Consumer Services	Non-IG	Rio Rancho	New Mexico	94,649	$1,555	Fixed: 2.00% annually	Jan-27	2.9	$—
9	Grande Communications (f)	Cable & Satellite	Non-IG	San Marcos	Texas	47,000	$1,101	CPI: 0.0% Floor / 3.0% Cap	Aug-26	2.2	$—
10	APCO	Property & Casualty Insurance	Non-IG	Norcross	Georgia	50,600	$647	Fixed: 2.50% annually	Mar-27	4.7	$—
11	Grande Communications (f)	Cable & Satellite	Non-IG	Waco	Texas	30,699	$484	CPI: 0.0% Floor / 3.0% Cap	Aug-26	2.2	$—
12	Grande Communications (f)	Cable & Satellite	Non-IG	Corpus Christi	Texas	20,717	$363	CPI: 0.0% Floor / 3.0% Cap	Aug-26	2.2	$—
13	Grande Communications (f)	Cable & Satellite	Non-IG	Odessa	Texas	21,193	$242	CPI: 0.0% Floor / 3.0% Cap	Aug-26	2.2	$—
14	Grande Communications (g)	Cable & Satellite	Non-IG	San Marcos	Texas	14,400	$217	CPI: 0.0% Floor / 3.0% Cap	Aug-26	2.2	$—
15	Vacant (formerly BCBSM) (d)	N/A	N/A	Eagan	Minnesota	442,542	$0	N/A	N/A	0.0	$—
16	Vacant (formerly Arcfield) (d)	N/A	N/A	King of Prussia	Pennsylvania	88,578	$0	N/A	N/A	0.0	$—
17	Vacant (formerly undisclosed) (d)	N/A	N/A	Houston	Texas	49,821	$0	N/A	N/A	0.0	$—
18	Vacant (formerly BCBSM) (d)	N/A	N/A	Eagan	Minnesota	12,286	$0	N/A	N/A	0.0	$—
Total (h)						1,875,324	$24,763			2.7	$21,900
________
(a)“IG” refers to investment grade rated tenants.
(b)Assumes parties do not exercise any renewal or purchase options pursuant to their applicable leases.
(c)We own a 90% controlling interest in this consolidated property.
(d)Denotes property that is vacant as of the date of this filing.
(e)The non-recourse mortgage loan encumbering this property was not repaid on its maturity date of July 6, 2026, and the lender has the right to commence foreclosure proceedings. As of the date of this report, the lender has not exercised such a right. This loan has accrued default interest at an annual rate of 5.0% since the original maturity date, in addition to the base interest rate of 7.0%.
(f)In connection with a lease amendment in July 2026, the lease expiration at these properties was extended from August 31, 2028 to June 30, 2041 and aggregate ABR was reduced from $2.2 million to $1.8 million (commencing July 1, 2026). In addition, the rent increase type is changed to 2.50% fixed annual escalations, and the date of the next annual rent increase is July 1, 2027.
(g)In connection with a lease amendment in July 2026, the lease expiration was changed from August 31, 2028 to January 31, 2027.
(h)See the Disclosures Regarding Non-GAAP and Other Metrics section in the Appendix for a description of pro rata.

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Net Lease Office Properties
Appendix
Second Quarter 2026

Net Lease Office Properties | 13

Net Lease Office Properties
Second Quarter 2026

Normalized Pro Rata Cash NOI
In thousands.

Three Months Ended June 30, 2026
Consolidated Lease Revenues and Other
Total lease revenues – as reported	$6,358

Less: Consolidated Reimbursable and Non-Reimbursable Property Expenses
Non-reimbursable property expenses – as reported	488
Reimbursable property expenses – as reported	207
5,663

Adjustments for Pro Rata Ownership of Real Estate Joint Ventures:
Less: Pro rata share of NOI attributable to noncontrolling interests	(113)
(113)

5,550

Adjustments for Pro Rata Non-Cash Items:
Add: Above- and below-market rent intangible lease amortization	(1)
Add: Straight-line and other leasing and financing adjustments	153
Add: Other non-cash items	28
180

Pro Rata Cash NOI (a)	5,730

Adjustment to normalize for intra-period dispositions (N/A for current quarter) (b)	—

Normalized Pro Rata Cash NOI (a)	$5,730

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Net Lease Office Properties
Second Quarter 2026

The following table presents a reconciliation from Net loss attributable to NLOP to Normalized pro rata cash NOI:

Three Months Ended June 30, 2026
Net Loss Attributable to NLOP
Net loss attributable to NLOP – as reported	$(6,194)
Adjustments for Consolidated Operating Expenses
Add: Operating expenses – as reported	12,815
Less: Property expenses, excluding reimbursable tenant costs – as reported	(488)
12,327

Adjustments for Other Consolidated Revenues and Expenses:
Less: Reimbursable property expenses – as reported	(207)
Less: Other income and (expenses) – as reported	(330)
Add: Provision for income taxes – as reported	23
(514)

Other Adjustments:
Adjustment to normalize for intra-period dispositions (N/A for current quarter) (b)	—
Add: Above- and below-market rent intangible lease amortization	(1)
Add: Straight-line and other leasing and financing adjustments	153
Add: Property expenses, excluding reimbursable tenant costs, non-cash	28
Less: Adjustments for pro rata ownership	(69)
111

Normalized Pro Rata Cash NOI (a)	$5,730
________
(a)Pro rata cash NOI and normalized pro rata cash NOI are non-GAAP measures. See the Disclosures Regarding Non-GAAP and Other Metrics section that follows for a description of our non-GAAP measures and for details on how pro rata cash NOI and normalized pro rata cash NOI are calculated.
(b)For properties disposed of during the period, the adjustment eliminates our pro rata share of cash NOI for the period. There were no dispositions during the second quarter of 2026.

Net Lease Office Properties | 15

Net Lease Office Properties
Second Quarter 2026

Disclosures Regarding Non-GAAP and Other Metrics

Non-GAAP Financial Disclosures
FFO and AFFO
Due to certain unique operating characteristics of real estate companies, as discussed below, NAREIT, an industry trade group, has promulgated a non-GAAP measure known as FFO, which we believe to be an appropriate supplemental measure, when used in addition to and in conjunction with results presented in accordance with GAAP, to reflect the operating performance of a REIT. The use of FFO is recommended by the REIT industry as a supplemental non-GAAP measure. FFO is not equivalent to, nor a substitute for, net income or loss as determined under GAAP.
We define FFO, a non-GAAP measure, consistent with the standards established by the White Paper on FFO approved by the Board of Governors of NAREIT, as restated in December 2018. The White Paper defines FFO as net income or loss computed in accordance with GAAP, excluding gains or losses from the sale of certain real estate, impairment charges on real estate or other assets incidental to the company’s main business, gains or losses on changes in control of interests in real estate, and depreciation and amortization from real estate assets; and after adjustments for unconsolidated partnerships and jointly owned investments. Adjustments for unconsolidated partnerships and jointly owned investments are calculated to reflect FFO on the same basis.
We also modify the NAREIT computation of FFO to adjust GAAP net income for certain non-cash charges, such as amortization of real estate-related intangibles, deferred income tax benefits and expenses, straight-line rent and related reserves, other non-cash rent adjustments, non-cash allowance for credit losses on finance leases, stock-based compensation, non-cash environmental accretion expense, amortization of discounts and premiums on debt, and amortization of deferred financing costs. Our assessment of our operations is focused on long-term sustainability and not on such non-cash items, which may cause short-term fluctuations in net income but have no impact on cash flows. Additionally, we exclude non-core income and expenses, such as gains or losses from extinguishment of debt, merger and acquisition expenses, and spin-off expenses. We also exclude realized and unrealized gains/losses on foreign currency exchange rate movements, which are not considered fundamental attributes of our business plan and do not affect our overall long-term operating performance. We refer to our modified definition of FFO as AFFO. We exclude these items from GAAP net income to arrive at AFFO because they are not the primary drivers in our decision-making process and excluding these items provides investors with a view of our portfolio performance over time and makes it more comparable to other REITs. AFFO also reflects adjustments for jointly owned investments. We use AFFO as one measure of our operating performance when we formulate corporate goals and evaluate the effectiveness of our strategies.
We believe that AFFO is a useful supplemental measure for investors to consider because we believe it will help them better assess the sustainability of our operating performance without the potentially distorting impact of these short-term fluctuations. However, there are limits on the usefulness of AFFO to investors. For example, impairment charges and unrealized foreign currency losses that we exclude may become actual realized losses upon the ultimate disposition of the properties in the form of lower cash proceeds or other considerations. We use our FFO and AFFO measures as supplemental financial measures of operating performance. We do not use our FFO and AFFO measures as, nor should they be considered to be, alternatives to net income computed under GAAP, alternatives to net cash provided by operating activities computed under GAAP, or indicators of our ability to fund our cash needs.
Pro Rata Cash NOI
Cash net operating income (“cash NOI”) is a non-GAAP financial measure that is intended to reflect the performance of our properties. We define cash NOI as cash rents from our properties less non-reimbursable property expenses. Cash NOI excludes amortization of intangibles and straight-line rent adjustments that are included in GAAP lease revenues. We present cash NOI on a pro rata basis (“pro rata cash NOI”) to account for our share of income related to noncontrolling interests. We believe that pro rata cash NOI is a helpful measure that both investors and management can use to evaluate the financial performance of our properties and it allows for comparison of our operating performance between periods and to other REITs. Pro rata cash NOI should not be considered as an alternative to net income as an indication of our financial performance or to cash flows as a measure of liquidity or our ability to fund all needs. The method by which we calculate and present cash NOI and/or pro rata cash NOI may not be directly comparable to the way other REITs present such metrics.
Normalized Pro Rata Cash NOI
Normalized pro rata cash NOI is pro rata cash NOI as defined above adjusted primarily to exclude our pro rata share of cash NOI from properties disposed of during the most recent quarter. We believe this measure provides a helpful representation of our net operating income from our in-place leased properties.

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Net Lease Office Properties
Second Quarter 2026

Other Metrics
Pro Rata Metrics
This supplemental package contains certain metrics prepared on a pro rata basis. We refer to these metrics as pro rata metrics. We have one investment in which our economic ownership is less than 100%. On a full consolidation basis, we report 100% of the assets, liabilities, revenues and expenses of this investment that is deemed to be under our control, even though our ownership is less than 100%. On a pro rata basis, we generally present our proportionate share, based on our economic ownership of this jointly owned investment, of the assets, liabilities, revenues and expenses of this investment. Multiplying our jointly owned investment’s financial statement line items by our percentage ownership and adding or subtracting those amounts from our totals, as applicable, may not accurately depict the legal and economic implications of holding an ownership interest of less than 100% in our jointly owned investment.
ABR
ABR represents contractual minimum annualized base rent for our properties. If there is a rent abatement, we annualize the first monthly contractual base rent following the free rent period. ABR is presented on a pro rata basis.

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